Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. § 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C.§ 1350, the undersigned certifies that, to the best of my knowledge, the Quarterly Report on Form 10-Q for the period ended September 30, 2022 of Organon & Co. fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C.§ 78m or 78o(d)) and that the information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of Organon & Co.

Dated: November 4, 2022	/s/ Matthew Walsh
Matthew Walsh
Chief Financial Officer